                       GREAT WALL ACQUISITION CORPORATION

                                                     ______________, 2003

Sherleigh Associates LLC
660 Madison Avenue
New York, New York 10021

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Great Wall Acquisition Corporation
("GWAC") and continuing until the consummation by GWAC of a "Business
Combination" (as described in GWAC's IPO Prospectus), Sherleigh Associates LLC
shall make available to GWAC certain office and secretarial services as may be required by GWAC from time to time, situated at 660 Madison Avenue, 15th Floor,
New York, New York 10021. In exchange therefore, GWAC shall pay Sherleigh
Associates LLC the sum of $500 per month on the Effective Date and continuing monthly thereafter.

                                              Very truly yours,

                                              GREAT WALL ACQUISITION CORPORATION

                                              By:
                                                  ------------------------------
                                                  Name: Kin Shing Li
                                                  Title: Chairman of the Board

AGREED TO AND ACCEPTED BY:

SHERLEIGH ASSOCIATES LLC

By:
    ---------------------------
    Name: Jack Silver
    Title: President